SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 20, 2003

Date of Report

(Date of earliest event reported)

INFOSPACE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

601 108th Avenue N.E., Suite 1200

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

(Registrant’s Telephone Number, Including Area Code)

Item 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE

InfoSpace, Inc. (“InfoSpace”) announced on October 20, 2003 that it is tightening its strategic focus to two businesses: InfoSpace Search & Directory and InfoSpace Mobile. As part of this sharpened focus, InfoSpace is exploring strategic options for its Payment Solutions division.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS.

99.1	Press Release, dated October 20, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2003

INFOSPACE, INC.

By:	/s/ Edmund O. Belsheim

Edmund O. Belsheim Chief Administrative Officer